                                                                    Exhibit 10.2

                             INVESTMENT SUBADVISORY
                                    AGREEMENT

     This  INVESTMENT  SUBADVISORY  AGREEMENT  (this  "Agreement")  is made  and entered into by and among MACC  PRIVATE  EQUITIES  INC., a Delaware  corporation
("MACC"),  EUDAIMONIA  ASSET  MANAGEMENT,  LLC, a California  limited  liability company ("Eudaimonia") and INVESTAMERICA  INVESTMENT ADVISORS,  INC., a Delaware
corporation ("InvestAmerica"), dated as of the 29th day of April, 2008.

                                    RECITALS

     WHEREAS,  MACC is a  closed-end  management  investment  company  that  has elected to be regulated as business  development  company  under the  Investment
Company Act of 1940, as amended (the "1940 Act");

     WHEREAS,  MACC is subject to the terms of certain  exemptive orders granted by the United States  Securities and Exchange  Commission  ("SEC") which govern, among other things, co-investments by MACC and other investment funds managed by any investment advisor to MACC (the "Exemptive Orders");

     WHEREAS,  Eudaimonia  and  InvestAmerica  are  both  registered  investment advisors  under the  Investment  Advisers Act of 1940, as amended (the "Advisers
Act");

     WHEREAS, concurrently with the execution of this Agreement,  Eudaimonia has agreed to serve as the  investment  advisor to MACC  pursuant  to an  Investment
Advisory  agreement  between  Eudaimonia  and  MACC  (the  "Eudaimonia  Advisory
Agreement");

     WHEREAS,  prior to the execution of this Agreement,  InvestAmerica  was the investment advisor to MACC and its wholly-owned  subsidiary,  MorAmerica Capital
Corporation  ("MorAmerica"),  with  respect to  Existing  Portfolio  Company (as defined below) investments;

     WHEREAS,  this  Agreement  is  subject  to  approval  by the  holders  of a majority,  as defined in the 1940 Act, of MACC's  outstanding  voting securities and will  become  effective  as of the  date of such  approval  (the  "Effective
Date");

     WHEREAS,   effective  on  the  Effective  Date,  the  investment   advisory
agreements  previously governing the investments in Existing Portfolio Companies are terminated;

     WHEREAS,  Eudaimonia  desires  to obtain  the  support  and  assistance  of
InvestAmerica  in  carrying  out  Eudaimonia's  duties  and  obligations  as the investment  advisor to MACC, and  InvestAmerica  desires to provide such support and assistance as sub-advisor on the terms and conditions set forth herein; and

     WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth in this Agreement, the parties agree as follows:

     1. Existing  Porfolio Company,  Defined.  "Existing  Portfolio  Company" or
"Existing Portfolio Companies" shall mean any entity in which MACC or MorAmerica has made an  investment  prior to the  Effective  Date and with respect to which
InvestAmerica will be providing services pursuant hereto,  which investments may include  ownership of capital  stock,  loans,  receivables  due from an Existing
Portfolio  Company or other debtor on sale of assets acquired in liquidation and assets acquired in liquidation of any Existing Portfolio Company.

     2. Services.

          2.1  Transitional  Services.  During the first three (3) months of the term of this  Agreement (the  "Transitional  Period"),  InvestAmerica  will
     provide  those  financial,   business  and  investment   advisory  services
     specified  on Schedule A  (collectively  referred  to as the  "Transitional
     Services")  to, or for the benefit of, MACC,  subject to the  oversight and supervision  of  Eudaimonia  and the  direction and control of the Board of
     Directors  of  MACC.   Notwithstanding   the   foregoing,   Eudaimonia  and
     InvestAmerica may agree to extend the Transitional Period for an additional period of three (3) months.

          2.2 Ongoing Services.  For the remainder of the term of this Agreement after the  Transitional  Period (as the same may be  extended  pursuant  to
     Section 2.1 above),  InvestAmerica  will provide those financial,  business and  investment  advisory  services  specified on Schedule B  (collectively referred to as the "Ongoing  Services" and,  together with the Transitional
     Services,  the "Services") to, or for the benefit of, MACC,  subject to the oversight and  supervision  of Eudaimonia  and the direction and control of the Board of Directors of MACC.

     3. Term. This Agreement shall continue in effect for two (2) years from the
Effective  Date,  unless sooner  terminated as provided for herein.  Thereafter, this  Agreement  shall  continue  in  effect  so  long as  such  continuance  is specifically approved at least annually by Eudaimonia and the Board of Directors of MACC,  including a majority of its members who are not interested  persons of
InvestAmerica or Eudaimonia, or by vote of the holders of a majority, as defined in the  1940  Act,  of  MACC's  outstanding  voting  securities.  The  foregoing notwithstanding,  this  Agreement may be terminated by Eudaimonia or MACC at any time,  without  payment of any penalty,  on sixty (60) days'  written  notice to
InvestAmerica  if the decision to terminate  has been made by  Eudaimonia  or by
MACC's Board of Directors or by vote of the holders of a majority, as defined in the 1940 Act, of MACC's outstanding  voting securities.  This Agreement also may be terminated by InvestAmerica at any time,  without payment of any penalty,  on sixty (60) days' written notice to Eudaimonia and MACC.

     4. Portfolio Board Service and Asset Management.

          4.1 It is  acknowledged  that as a part of the Services to be provided by InvestAmerica hereunder,  (i) certain of its employees,  representatives and agents  ("InvestAmerica  Representatives")  may serve as members of the boards of directors and board committees of individual  Portfolio Companies and (ii)  InvestAmerica  will  monitor and manage  investments  in Existing
     Portfolio Companies,  including exits,  preparation of valuations and other
     portfolio    management    matters.    InvestAmerica    and   InvestAmerica
     Representatives  serving on the boards of directors and board committees of individual  Existing  Portfolio  Companies  shall  conduct the  Services in accordance with applicable law and all investment  policies as set forth in writing by  Eudiamonia  and the Board of  Directors of MACC with respect to such Services, provided that at all times the InvestAmerica Representatives shall act in accordance with their fiduciary  duties as members of Existing
     Portfolio  Company  boards.  In regard to such actions and decisions,  MACC hereby appoints  InvestAmerica  (and such officers,  directors,  employees, representatives and agents is it shall designate) as its proxy, as a result of which InvestAmerica shall have the authority, in its performance of this
     Agreement,  to make  decisions and to take such actions,  without  specific authority  from  Eudaimonia  or the Board of Directors  of MACC,  as to all
     matters which are not hereby restricted.

          4.2  All  fees,   including  director's  fees  that  may  be  paid  to
     InvestAmerica by or for the account of an Existing  Portfolio Company shall be paid to  MACC.  Notwithstanding  the  foregoing,  InvestAmerica  will be allowed to be  reimbursed  by Existing  Portfolio  Companies for all direct
     expenses   associated  with  due  diligence  and  management  of  portfolio investments or investment  opportunities,  including  expenses of attending board and management meetings,  and such expenses (travel,  meals, lodging, etc.) will not be payable to, or by,  Eudaimonia  or  credited  against the
     Management Fee.

          4.3 Except for expense reimbursement provided in Section 4.2 above and
     4.4 below,  InvestAmerica's sole and exclusive  compensation for all of its services to be rendered  hereunder  will be in the form of a Management Fee and a separate Incentive Fee as provided in Section 5.

          4.4 InvestAmerica will be responsible for the following expenses:  its staff  salaries and fringe  benefits,  office space,  office  equipment and furniture,  communications,  travel, meals and entertainment,  conventions, seminars,  office supplies,  dues and  subscriptions,  hiring fees,  moving expenses,  repair and maintenance,  employment taxes,  in-house  accounting expenses and minor miscellaneous  expenses.  InvestAmerica will pay for its own account all expenses  incurred in rendering the services to be rendered hereunder. Without limiting the generality of the foregoing,  InvestAmerica will pay the  salaries  and other  employee  benefits of the persons in its organization whom it may engage to render such services,  including without limitation,  persons in its organization who may from time to time agree to act as officers of MACC.  Eudaimonia or MACC, however,  will be responsible for all  reasonable  expenses for

     travel at the direction of Eudaimonia or MACC, including for board or other management meetings, which expenses shall be reimbursed promptly upon being
     invoiced  therefor  by  InvestAmerica.   Without  limiting  the  foregoing,
     InvestAmerica will not be responsible for any expenses:  (i) required to be paid by MACC  pursuant to the  Eudaimonia  Advisory  Agreement  (including, without  limitation,  Section 2.3  thereof),  (ii) any expenses  related to transferring management of MACC to Eudaimonia, including expenses of moving records to the offices of Eudaimonia,  (iii) expenses of duplicating  files necessary  for  performance  of the  Services;  or (iv) any other  expenses incurred in connection with the services that are not expressly  payable by
     InvestAmerica under this Agreement.

          4.5 The  obligations of  InvestAmerica  to Eudaimonia and MACC are not
     exclusive.

               (a)  InvestAmerica  and its affiliates may, in their  discretion, manage  other  venture  capital  funds and  render the same or similar services to any other  person or persons who may be making the same or similar investments.  Neither  InvestAmerica nor any of its affiliates shall in any manner be liable to Eudaimonia,  MACC or their affiliates by reason of the  activities  of  InvestAmerica  or its  affiliates on behalf of other  persons and funds as described in this  paragraph and any conflict of interest arising therefrom is hereby expressly waived.

               (b) The scope of the Services  does not include  presentation  of investment  opportunities  to MACC or making new investments for MACC, but  rather  is  limited  to  management  of  the  Existing  Portfolio
          Companies.  Accordingly,  InvestAmerica  is not required to present to
          MACC   investments   being   considered  by  other  funds  managed  by
          InvestAmerica or its affiliates.

               (c) With respect to follow-on  investments  made by InvestAmerica pursuant to this Agreement,  any such investment  management  services and all  co-investments  shall at all  times  be  provided  in  strict accordance  with  rules  and  regulations  under  the 1940 Act and the
          Exemptive Orders.

     5. Management and Incentive Fees.

          5.1 During the Transitional Period,  Eudaimonia will pay InvestAmerica monthly in arrears a management  fee (the  "Transitional  Management  Fee")
     equal to seventy-five  percent (75%) of the management fee actually paid by
     MACC  to  Eudaimonia   pursuant  to  the  Eudaimonia   Advisory   Agreement
     attributable to Existing Portfolio  Companies as of the Effective Date. For
     the remainder of the term of this Agreement and to the extent the Agreement is extended  pursuant to the terms of this  Agreement  and the terms of the
     1940 Act, Eudaimonia will pay InvestAmerica monthly in arrears a management fee (the  "Management  Fee") equal to fifty percent (50%) of the management fee actually paid by MACC to Eudaimonia pursuant to the Eudaimonia Advisory
     Agreement  attributable to Existing Portfolio Companies as of the Effective
     Date.

          Eudaimonia  shall arrange for the  Transitional  Management Fee or the
     Management Fee, as applicable, to be paid to InvestAmerica directly by MACC on the same day as MACC  pays  Eudaimonia  its  management  fee  under  the
     Eudaimonia  Advisory  Agreement,  provided  that  Eudaimonia  has  received payment  of its  management  fee from  MACC  pursuant  to the  terms of the
     Eudamonia Advisory Agreement.  Payments of Transitional  Management Fees or
     Management  Fees  that are  delayed  because  of  failure  of MACC to pay a management  fee to Eudaimonia  for the  corresponding  period shall be made promptly upon  Eudaimonia  receiving  such  management  fee from MACC.  The
     Transitional  Management  Fee shall stop accruing as of the last day of the
     Transitional  Period.  The  Management  Fee shall stop accruing on the date
     that  this  Agreement   expires  or  is  terminated.   Upon  expiration  or
     termination  of  this  Agreement,   all  earned  but  unpaid   Transitional
     Management Fees and Management Fees shall be immediately due and payable.

          5.2  During  the  term  of  this  Agreement  Eudaimonia  shall  pay to
     InvestAmerica  an incentive fee determined as specified in this Section 5.2
     (the "Incentive Fee").

               (a) The Incentive Fee to be paid to  InvestAmerica  shall consist of one hundred  percent  (100%) of the  incentive fee actually paid by
          MACC to  Eudaimonia  pursuant  to the  Eudaimonia  Advisory  Agreement attributable to Existing Portfolio Companies as of the Effective Date.

               (b) Upon  termination  of this  Agreement,  all earned but unpaid
          Incentive Fees shall be immediately due and payable.

               (c) Payment of Incentive Fees shall be made as follows:

                    (i) To the extent payable,  Incentive Fees shall be paid, in cash, in arrears on the last business day of each fiscal  quarter in the fiscal year.

                    (ii) The  Incentive Fee shall be  retroactively  adjusted as soon as practicable following completion of the valuations at the end of each fiscal year in which this  Agreement  is in effect to reflect the actual Incentive Fee due and owing to  InvestAmerica, and if such adjustment  reveals that  InvestAmerica  has received more  Incentive  Fee income  than it is  entitled  to  hereunder,
               InvestAmerica shall promptly reimburse  Eudaimonia for the amount of the excess.

               (d) The  Incentive  Fee shall stop  accruing  effective as of the date of the expiration  (subject,  however,  to annual  continuance as provided in Section 3 above) or  termination of this  Agreement.  Upon the expiration or termination of this Agreement, all earned but unpaid
          Incentive  Fees  shall  be  immediately  due  and  payable;  provided, however,  that Incentive Fees earned with respect to non-cash Realized
          Capital Gains (as

          defined in the  Eudaimonia  Advisory  Agreement)  shall not be due and payable to InvestAmerica until the cash is received by MACC.

               (e) To the  extent  payable,  Eudaimonia  shall  arrange  for the
          Incentive  Fee to be paid to  InvestAmerica  directly by MACC,  on the same  date as  MACC  pays  Eudaimonia  its  incentive  fee  under  the
          Eudaimonia Advisory Agreement, and in no event less than annually.

     6.  Personnel.  All employee  wages,  benefits and other  related costs for employees and personnel of  InvestAmerica  shall be the sole  responsibility  of
InvestAmerica, and InvestAmerica shall have sole control of the payment of wages and benefits to such employees.  The individuals providing the Services shall at all  times be  considered  to be in the  employ of  InvestAmerica  and under the direction and control of  InvestAmerica,  and they shall not be considered to be in the employ of Eudaimonia.  No  InvestAmerica  personnel  shall be required to relocate.  Without the prior written  consent of  InvestAmerica  (which  consent
InvestAmerica  may  grant or  withhold  in its sole  and  absolute  discretion),
Eudaimonia  agrees  that it shall not,  for a period of three (3) years from the date of termination of this Agreement,  either alone or in conjunction  with any
other  person,  or  directly  or  indirectly   through  its  present  or  future
affiliates,  employ,  engage or seek to employ or engage  any  person  who is an employee of InvestAmerica.

     7. Accounts and Records.  InvestAmerica  will maintain books of account and other  records  and files  with  respect  to the  Services  provided  hereunder.
InvestAmerica  shall make such records  available  for  inspection by Eudaimonia upon  reasonable  notice at  mutually  convenient  times at the place where such records are kept in the ordinary course of business.

     8. Confidentiality.  InvestAmerica agrees that it will come into possession of information regarding the Portfolio Companies and information regarding other companies,  the  securities  of which are owned by other funds managed by one of the parties ("Confidential Portfolio  Information"),  and information concerning the  business of the other  parties to this  Agreement  ("Confidential  Business
Information")   (collectively,   the  Confidential   Portfolio  Information  and
Confidential  Business  Information  are  referred  to herein  as  "Confidential
Information").   Confidential   Information   shall  not   include   information
independently  developed  by  a  party  without  reliance  on  the  Confidential
Information of the other party,  information  obtained from a third party, which third party is under no  restriction  with respect to the use and  disclosure of such information,  or information  approved for unrestricted  release by a party without violating a provision of this agreement.

     InvestAmerica   agrees  that  the   Confidential   Information   is  highly
confidential,  private and of a sensitive  nature.  Eudaimonia and InvestAmerica agree that each will handle the  Confidential  Information of the other with the same degree of care that it uses to handle its own Confidential Information, and will, at all times, handle the Confidential Information of the other in a manner reasonably  calculated to maintain its  confidentiality.  Each party understands that the other may disclose  Confidential  Information as reasonably  necessary:
(i) in the normal course of managing existing portfolios, (ii) in performing the
Services,  (iii) in the  performance of tasks by  InvestAmerica  as requested by
Eudaimonia  and  (iv)  in  communicating  with  shareholders,

investors,   and  regulatory   agencies,   including  the  SEC.  Eudaimonia  and
InvestAmerica  also agree that the parties may disclose  Confidential  Portfolio
Information to banks,  financing sources,  investment banks, brokers,  auditors, law firms and other service providers (i) as reasonably  necessary in connection with the management of an investment in a Portfolio Company, (ii) at the request of the  Portfolio  Company who directs  disclosure to third parties and (iii) as reasonably  necessary  in  connection  with service as a director of a Portfolio
Company. InvestAmerica may also use and disclose information regarding IRR, cash flow  and  other  performance  data for the  Existing  Portfolio  and all  other historical  performance  data  relating  to the  Existing  Portfolio  and  prior investments during the time InvestAmerica managed MACC. In addition, a party may use and disclose the Confidential  Information of the other party where required by law,  provided  that it shall first notify the other party in writing of such requirement and cooperate with respect to any reasonable steps available for the further protection of such Confidential Information.

     Except as otherwise provided herein,  InvestAmerica agrees that it will use the Confidential  Information solely in the management of MACC or the management of other funds that have co-investments with MACC.

     InvestAmerica  agrees  that,  in the event of any  breach of any  provision hereof, the aggrieved party will not have an adequate remedy in money or damages and that,  in such  event,  the  aggrieved  party  shall be  entitled  to obtain injunctive  relief  against such breach in any court of competent  jurisdiction, without the  necessity  of posting a bond even if otherwise  normally  required.
Such  injunctive  relief  will in no way limit the  aggrieved  party's  right to obtain other remedies available under applicable law.

     9. Compliance with Laws; Cooperation.

          9.1  InvestAmerica  shall use diligent effort to cause all Services to
     be  performed  in  strict   compliance  with  all  laws,   regulations  and
     requirements of any federal,  state, municipal or other governmental entity having  jurisdiction  respecting  either of the parties and/or the Services being rendered,  including the 1940 Act, the Advisers Act and all Exemptive
     Orders.

          9.2 Eudaimonia shall cooperate fully with  InvestAmerica's  efforts to perform the Services  effectively  and in compliance  with  applicable law, including providing  InvestAmerica with files and records necessary for the performance of the Services.

     10. Indemnification; Fidelity Bond, Directors and Officers Insurance.

          10.1  Eudaimonia  shall not be liable or responsible for any action or omission on the part of InvestAmerica or its employees,  representatives or agents arising out of their respective service on the board of directors of individual  Portfolio  Companies or provision of other Services pursuant to this  Agreement,  except to the extent  that such  action or  omission  was specifically  directed  by  Eudaimonia,  in  writing.  InvestAmerica  shall indemnify  and hold  Eudaimonia  harmless  from any  claims or  liabilities arising  out

     of the service of  InvestAmerica  and its  employees,  representatives  and agents on the boards of directors of individual  Portfolio Companies or the provision  of other  Services  pursuant  to this  Agreement,  except to the extent that InvestAmerica or its employees,  representatives or agents were carrying out the express  written  instructions of Eudaimonia in connection with the action or omission complained of.

          10.2  InvestAmerica  shall not be liable or responsible for any action or omission on the part of Eudaimonia or its employees,  representatives or agents arising out of this Agreement or the Eudaimonia  Advisory Agreement.
     Eudaimonia shall indemnify and hold InvestAmerica  harmless from any claims or  liabilities  arising  out of  Eudaimonia's  actions or  omissions  with respect to this Agreement or the Eudaimonia Advisory Agreement.

          10.3  During  the  term  of  this  Agreement,  InvestAmerica  and  its officers,  directors  and  employees,  with respect to  performance  of the
     Services  under this  Agreement  and as officers or employees  of MACC,  if applicable,  shall be covered at all times by a (i)  directors and officers insurance  policy and (ii) a joint  fidelity bond, in each case at least as extensive in amount, scope and coverage as required by law and as presently in force (as long as reasonable commercially available),  and at no cost to
     InvestAmerica.

          10.4  Neither  InvestAmerica,  nor  any  of its  officers,  directors, shareholders,  employees,  agents or Affiliates,  whether past,  present or future  (collectively,  the  "Indemnified  Parties"),  shall be  liable  to
     Eudaimonia or MACC, or any of their affiliates for any error in judgment or mistake  of law made by the  Indemnified  Parties  in  connection  with any investment made by or for MACC, provided such error or mistake was not made in bad faith or as a result of gross  negligence  or willful  misconduct of
     the  Indemnified  Parties.   MACC  confirms  that  in  performing  services
     hereunder  Eudaimonia  will be an  agent  of MACC  for the  purpose  of the indemnification  provisions of the Bylaws of MACC subject,  however, to the same  limitations  as though the  Indemnified  Parties  were a director  or officer of MACC.  InvestAmerica  shall not be liable to  Eudaimonia,  MACC, their shareholders or their creditors,  except for violations of law or for conduct which would preclude the Indemnified Parties from being indemnified under such Bylaw provisions. The indemnification provisions of this Section
     9 are applicable to the entire period for which  InvestAmerica has provided advisory  services  to MACC or its  predecessors,  beginning  in 1985.  The
     provisions  of  this  Section  9(d)  shall  survive   termination  of  this
     Agreement.

     11.  Notices.  All notices or other  communications  given pursuant to this
Agreement shall be in writing and shall be given by personal delivery, by United
States mail or an  established,  commercial  express  delivery  service (such as
Federal Express),  postage or delivery charge prepaid, return receipt requested, addressed to the person and address designated below:

         InvestAmerica:    InvestAmerica Investment Advisors, Inc.
                           101 Second Street S.E., Suite 800
                           Cedar Rapids IA 52401
                           Fax (319) 363-9683
                           Attn:  David R. Schroder, President

         Eudaimonia:       Eudaimonia Asset Management, LLC
                           580 2nd Street, Suite 102
                           Encinitas, California 92024
                           Attn:  Travis Prentice, President

     A notice or other communication shall be deemed received on the earliest of the following: (i) the date of its delivery to the address specified above, (ii)
the date of its actual receipt by the person or entity specified above, or (iii)
in the case of refusal  to accept or  inability  to deliver  the notice or other communication, the earliest of (a) the date of the attempted delivery or refusal to accept delivery,  (b) the date of the postmark on the return receipt,  or (c)
the date of  receipt  of notice of  refusal  or  notice of  non-delivery  by the sending party.

     Either  party  may  designate  any other  address  in  substitution  of the foregoing  address(es)  at any time by  giving  the  other  party  ten (10) days written notice, as provided herein, of the new address.

     12.  Severability.  If any term, covenant or condition of this Agreement or the  application  thereof  to any  person or  circumstance  shall be  invalid or unenforceable,  the remainder of this Agreement or such other documents,  or the application  of such term,  covenant or  condition  to persons or  circumstances other than those as to which it is held invalid or  unenforceable,  shall not be affected thereby, and each term, covenant or condition of this Agreement or such other documents shall be valid and shall be enforced.

     13. No Joint  Venture,  Partnership or Alter Ego;  Independent  Contractor.
Nothing  contained  in this  Agreement,  any  document  executed  in  connection herewith  or any other  agreement  with any other party  shall be  construed  as making InvestAmerica and Eudaimonia  partners,  joint venturers or alter egos of each other or of any other  entity.  InvestAmerica  shall at all times remain an independent contractor of Eudaimonia with respect to the Services.

     14. Additional  Documents.  The parties hereby agree to execute and deliver such other  documents and  instruments  as may be necessary or desirable to give effect to the terms and intent of this Agreement.

     15. Waiver.  The failure of any party to insist upon strict  performance of any of the  provisions  contained  herein  shall  not be  deemed a waiver of any rights or remedies that such party may have, and shall not be deemed a waiver of any subsequent breach or default.

     16. Captions and Headings.  The captions and headings in this Agreement are for ease of reference  only and shall not be deemed to define or limit the scope or intent of any of the terms,  covenants,  conditions or  agreements  contained herein.

     17. Entire Agreement.  This Agreement contains the entire agreement between and  among  the  parties  hereto  and  supersedes  all  prior  negotiations  and agreements,  oral or written,  with respect to the subject matter hereof or with respect to any of the Services.

     18. Arm's-Length Agreement;  Construction. The parties mutually acknowledge
that  the  provisions  of  this  Agreement  are  the  product  of   arm's-length
negotiations with parties having  essentially equal bargaining  strength,  legal representation and opportunity to determine the language used herein. Therefore, the  provisions  of this  Agreement  shall not be  construed  for or against any party.

     19. No Third-Party  Beneficiary  Rights.  This Agreement is not intended to create,  nor  shall  it be in  any  way  construed  to  create  any  third-party beneficiary rights in any person not a party hereto.

     20.  Successors and Assigns.  This Agreement  shall inure to the benefit of and bind the respective parties' successors and assigns.

     21.  Applicable  Law. This Agreement is made and delivered in, and shall be construed and interpreted in accordance with the laws (without  reference to the choice-of-law provisions) of, the State of Delaware.

     22.  Amendment.  This Agreement may be amended only in writing  executed by all parties.

                      [signature page immediately follows]

                                       10

IN WITNESS  WHEREOF,  the parties have  executed  this  Agreement as of the date first above written.

                           EUDAIMONIA:
                           EUDAIMONIA ASSET MANAGEMENT, LLC
                           A California limited liability company

                           By:  /s/ Travis T. Prentice
                              --------------------------------------------------
                           Name:  Travis T. Prentice
                                ---------------------------------------
                           Title:    President and CEO
                                 -----------------------------------------------

                           INVESTAMERICA:
                           INVESTAMERICA INVESTMENT ADVISORS, INC.
                           A Delaware corporation

                            By:  /s/ David R. Schroder
                                ----------------------------------------
                                     David R. Schroder
                                     President

                             By:   /s/ Robert A. Comey
                                 ----------------------------------------
                                      Robert A. Comey
                                      Executive Vice President

                           MACC:
                           MACC PRIVATE EQUITIES, INC.
                           A Delaware corporation

                           By:  /s/ David R. Schroder
                               ----------------------------------------
                                    David R. Schroder
                                    President

                            By:   /s/ Robert A. Comey
                                ----------------------------------------
                                     Robert A. Comey
                                     Executive Vice President

                                       11

                                   Schedule A
                              TRANSITIONAL SERVICES
                To Be Provided by InvestAmerica and by Eudaimonia

I. EXISTING PORTFOLIO COMPANY MANAGEMENT TASKS

     1.   Gather,   review,  file,  summarize  monthly  financials  relating  to portfolio  investments existing as of the Existing Date (the "Existing
          Portfolio").
     2.   Report sales,  pre tax,  EBITDA actual vs. budget  monthly.
     3.   Attend Existing Portfolio company board meetings.
     4.   Review and file projections.
     5.   Review and file annual audits.
     6.   Review covenant compliance.
     7.   Explore  ways  to  add  value  i.e.  explore  growth  and  acquisition
          opportunities   and  plans,   assess  management  and  new  management
          candidates.
     8.   Work to execute exit projections.
     9.   Communicate and work with co-investors to assess and add value.
     10.  Analyze  and  recommend  investment  opportunities  for  the  Existing
          Portfolio  companies.
     11.  Support senior capital and venture capital acquisition as required for
          Existing Portfolio companies.
     12.  File all company monitoring information.
     13.  File all investment documentation.
     14.  In Existing Portfolio board roles, act in accord with proper corporate governance  guidelines,  all in the interest of the Existing Portfolio company and its shareholders.
     15.  Make  available  and, if  requested by Existing  Portfolio  companies, render  managerial  assistance to, and exercise  management rights in,
          Existing  Portfolio  companies and entities as appropriate to maximize return for MACC and to comply with applicable SEC regulations.

II. SEC EXAMINATIONS; SECURITIES CUSTODY

     1.   Eudaimonia is responsible as investment advisor of MACC; InvestAmerica provides SEC exam assistance on any inquiries related to pre-Effective
          Date or Existing Portfolio activities.
     2.   Eudaimonia is responsible for custody of all assets (cash, securities, et al) which are subject to SEC  custody  rules under the 1940 Act and the Advisers Act.  InvestAmerica to provide custody support as long as assets are held at CRBT.

                                       12

III. ACCOUNTING FOR MACC

     1.   Prepare monthly financial statements and quarterly report for MACC and
          MorAmerica during the Transition Period.
     2.   Eudaimonia  will be  responsible  for controls,  check  writing,  wire
          instructions   and   approval  of   expenses.   These  tasks  will  be
          transitioned  by  InvestAmerica  to  Eudaimonia  over  the  Transition
          Period.
     3.   Prepare  quarterly and annual  valuation  reports,  provide  valuation analysis and support to MACC board of directors.
     4.   Monthly Existing Portfolio accounting and bookkeeping records.
     5.   Audit support for the Existing Portfolio records and for pre-Effective
          Date Activities.  6. Prepare  quarterly  management letter on Existing
          Portfolio.  7.  Prepare  monthly  performance  report with  respect to
          Existing Portfolio.  8. Prepare cashflows  projection (1 year out) for
          Existing Portfolio

IV. SHAREHOLDER RELATIONS / ANNUAL REPORT

     1.   Eudaimonia responsible for all shareholder  relations,  communications and inquiries.
     2.   Eudaimonia  will  prepare  Annual  Reports,  with  Existing  Portfolio financial input from InvestAmerica.

V. EXISTING PORTFOLIO FOLLOW-ON INVESTMENTS

     1.   InvestAmerica  responsible  for  analysis,   presentation,   proposal,
          gathering, filing investment documentation.
     2.   Eudaimonia responsible for investment decisions.
     3.   MACC Board responsible for any co-investment split decisions.

VI. BOARD MEETINGS

     1.   Eudaimonia responsible.
     2.   InvestAmerica will provide Existing Portfolio;

          o    Quarterly Management Letter
          o    Monthly Portfolio Performance Report
          o    Quarterly Valuations

InvestAmerica  is not responsible for  out-of-pocket  expenses  (travel,  meals, etc.)  associated  with  the  administration  of  this  Agreement  that  are not
associated  with  managing  the  Existing   Portfolio.   InvestAmerica   is  not
responsible  for the cost of travel to the offices of Eudamonia  required  under the Agreement.

                                       13

VII. FINANCIAL PROJECTIONS

     1.   InvestAmerica  responsible for annual projection inputs with regard to the Existing  Portfolio and expenses under its control and for interim projection inputs as reasonably required.
     2.   Eudaimonia responsible for MACC financial projections.

                                       14

                                   Schedule B
                                ONGOING SERVICES
                To Be Provided by InvestAmerica and by Eudaimonia

I. EXISTING PORTFOLIO COMPANY MANAGEMENT TASKS

     1.   Gather,   review,  file,  summarize  monthly  financials  relating  to portfolio  investments existing as of the Existing Date (the "Existing
          Portfolio").
     2.   Report sales, pre tax, EBITDA actual vs. budget monthly.
     3.   Attend Existing Portfolio company board meetings.
     4.   Review and file projections.
     5.   Review and file annual audits.
     6.   Review covenant compliance.
     7.   Explore  ways  to  add  value  i.e.  explore  growth  and  acquisition
          opportunities   and  plans,   assess  management  and  new  management
          candidates.
     8.   Work to execute exit projections.
     9.   Communicate and work with co-investors to assess and add value.
     10.  Analyze  and  recommend  investment  opportunities  for  the  Existing
          Portfolio companies.
     11.  Support senior capital and venture capital acquisition as required for
          Existing Portfolio companies.
     12.  File all company monitoring information.
     13.  File all investment documentation.
     14.  In Existing Portfolio board roles, act in accord with proper corporate governance  guidelines,  all in the interest of the Existing Portfolio company and its shareholders.
     15.  Make  available  and, if  requested by Existing  Portfolio  companies, render  managerial  assistance to, and exercise  management rights in,
          Existing  Portfolio  companies and entities as appropriate to maximize return for MACC and to comply with applicable SEC regulations.

II. SEC EXAMINATIONS; SECURITIES CUSTODY

     1.   Eudaimonia is responsible as investment advisor of MACC; InvestAmerica provides SEC exam assistance on any inquiries related to pre-Effective
          Date or Existing Portfolio activities.
     2.   Eudaimonia responsible for custody of all assets (cash, securities, et
          al) which are subject to SEC custody  rules under the 1940 Act and the
          Advisers  Act.  InvestAmerica  to provide  custody  support as long as assets are held at CRBT.

                                       15

III. ACCOUNTING FOR MACC

     1.   Eudaimonia  will be  responsible  for controls,  check  writing,  wire
          instructions   and   approval  of   expenses.   These  tasks  will  be
          transitioned  by  InvestAmerica  to  Eudaimonia  over  the  Transition
          Period.
     2.   Prepare  quarterly and annual  valuation  reports,  provide  valuation analysis and support to MACC board of directors.
     3.   Monthly Existing Portfolio accounting and bookkeeping records.
     4.   Audit support for the Existing Portfolio records and for pre-Effective
          Date Activities.

IV. SHAREHOLDER RELATIONS / ANNUAL REPORT

     1.   Eudaimonia responsible for all shareholder  relations,  communications and inquiries.
     2.   Eudaimonia  will  prepare  Annual  Reports,  with  Existing  Portfolio financial input from InvestAmerica.

V. EXISTING PORTFOLIO FOLLOW-ON INVESTMENTS

     1.   InvestAmerica  responsible  for  analysis,   presentation,   proposal,
          gathering, filing investment documentation.
     2.   Eudaimonia responsible for investment decisions.
     3.   MACC Board responsible for any co-investment split decisions.

VI. BOARD MEETINGS

     1.   Eudaimonia responsible.
     2.   InvestAmerica will provide Existing Portfolio;
          o    Quarterly Management Letter
          o    Monthly Portfolio Performance Report
          o    Quarterly Valuations

InvestAmerica  is not responsible for  out-of-pocket  expenses  (travel,  meals, etc.)  associated  with  the  administration  of  this  Agreement  that  are not
associated  with  managing  the  Existing   Portfolio.   InvestAmerica   is  not
responsible  for the cost of travel to the offices of Eudamonia  required  under the Agreement.

VII. FINANCIAL PROJECTIONS

     1.   InvestAmerica  responsible for annual projection inputs with regard to the Existing  Portfolio and expenses under its control and for interim projection inputs as reasonably required.
     2.   Eudaimonia responsible for MACC financial projections.